                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 24, 2001

                                 LEARNCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

               0-29379                                         87-0622927
         (Commission File No.)                              (I.R.S. Employer
                                                           Identification No.)

                              720 Industrial Drive
                           Bensenville, Illinois 60106
               (Address of principal executive offices; zip code)

                                 (630) 227-1080
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISTION OF ASSETS.

On January 24, 2001, LearnCom, Inc. (the "Company") consummated the acquisition of all the outstanding stock of privately held VideoLearning Systems, Inc., a Pennsylvania corporation ("VLS").

The Company paid $533,000 cash, issued a promissory note in the amount of $67,000 and issued approximately 26,666,667 shares of its common stock in exchange for all the outstanding stock of VLS. The promissory note component of this transaction is payable in two consecutive annual installments of $33,500 without interest, installments are payable on the first and second anniversary from the date of the note, January 24, 2001.

Immediately following the Company's consideration being issued, the Company effected a forward triangular merger whereby VLS was merged with and into VLS Mergeco, Inc. a Pennsylvania corporation and a newly formed wholly owned subsidiary of the Company. VLS Mergeco, Inc. amended its Articles of Incorporation to change its name to VideoLearning Systems, Inc.

VLS was a non-related entity. VideoLearning Systems, Inc. is a premier distributor of training resources with over 30,000 customers and a twenty-five
(25) year operating history. The acquisition of VLS, now VideoLearning Systems, Inc., strengthens the Company's management team, sales power and customer base. Homer Hewitt, VLS' prior sole shareholder, will stay on with VideoLearning Systems, Inc. as its President and CEO. Two other long term managers of VLS, Deborah Gillespie and Dennis Barr, will also continue as vice presidents of VideoLearning Systems, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired

               The following financial statements and notes thereto are filed herewith beginning at page F-1.

               Report of Independent Auditors                                                              F-1

               Audited Balance Sheets As of June 30, 2000 and 1999                                         F-2

               Statements of Income and Comprehensive Income
                   For the Years Ended June 30, 2000 and 1999                                              F-4

               Statements of Stockholder's Equity
                   For the Years Ended June 30, 2000 and 1999                                              F-5

               Statements of Cash Flows
                   For the Years Ended June 30, 2000 and 1999                                              F-6

               Notes to Financial Statements
                   June 30, 1999 and 2000                                                                  F-7

               Accountant's Compilation Report                                                             F-11

               Unaudited Balance Sheet as of December 31, 2000                                             F-12

               Unaudited Statement of Income and Comprehensive Income
                   For the Six Months Ended December 31, 2000                                              F-14

               Unaudited Statement of Stockholder's Equity
                   For the Six Months Ended December 31, 2000                                              F-15

               Unaudited Statement of Cash Flows
                   For the Six Months Ended December 31, 2000                                              F-16

               Notes to Unaudited Financial Statements                                                     F-17

(b)      Pro Forma Financial Information

               The following pro forma financial information is filed herewith beginning at page F-21

               Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000            F-21

               Unaudited Pro Forma Condensed Consolidated Statement of
               Operations for the twelve months ended December 31, 2000                                    F-22

               Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements                    F-23

(c)      Exhibits

2.1 Asset Purchase Agreement dated as of January 24, 2001 among LearnCom, Inc., the Company and Video Learning Systems, Inc.*


* The registrant hereby undertakes to furnish supplementary a copy of any omitted schedule to this Agreement to the Securities and Exchange Commission upon request.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEARNCOM, INC.
                                            (Registrant)



Date:  April 9, 2001                        By: /s/ Lloyd W. Singer
                                                -------------------------------
                                                Lloyd W. Singer
                                                Chief Executive Officer

                           INDEPENDENT AUDITORS REPORT

BOARD OF DIRECTORS
VIDEOLEARNING SYSTEMS, INC.
Bryn Mawr, Pennsylvania

          We have audited the accompanying balance sheets of Videolearning Systems, Inc. as of June 30, 2000 and 1999, and the related statements of income and comprehensive income, stockholders equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Videolearning Systems, Inc. as of June 30, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                                    /s/ Faw, Casson & Co., LLP

Dover, Delaware
February 21, 2001

                           VIDEOLEARNING SYSTEMS, INC.
                                  BALANCE SHEET

--------------------------------------------------------------------------------

                                                                  JUNE 30,
                                                             2000        1999
                                                          ----------  ----------

ASSETS
CURRENT ASSETS
    Cash                                                  $  195,912  $  132,234
    Accounts Receivable                                      319,049     366,071
    Inventory                                                 63,437      64,075
    Prepaid Expenses                                          35,099      30,136
    Deferred Tax Asset                                        11,878      14,733
                                                           ---------   ---------

             TOTAL CURRENT ASSETS                            625,375     607,249
                                                           ---------   ---------

PROPERTIES, AT COST
    Furniture, Fixtures And Equipment                        203,918     197,942
    Less:  Accumulated Depreciation                          183,615     168,431
                                                           ---------   ---------

             TOTAL COST LESS ACCUMULATED DEPRECIATION         20,303      29,511
                                                           ---------   ---------






OTHER ASSETS
    Marketable Securities                                    444,848     393,762
                                                           ---------   ---------




             TOTAL ASSETS                                 $1,090,526  $1,030,522
                                                          ==========  ==========


                             SEE ACCOMPANYING NOTES

                           VIDEOLEARNING SYSTEMS, INC.
                                  BALANCE SHEET

--------------------------------------------------------------------------------

                                                                  JUNE 30,
                                                             2000        1999
                                                          ----------  ----------

LIABILITIES

CURRENT LIABILITIES
    Accounts Payable                                      $  126,468  $  205,850
    Accrued Expense                                          207,410     148,951
    Sales Tax Payable                                          1,330       2,455
    Unearned Income                                            1,505        -
    Income Taxes Payable                                      34,645      27,248
                                                           ---------   ---------
             TOTAL CURRENT LIABILITIES                       371,358     384,504
                                                           ---------   ---------

LONG-TERM LIABILITIES
    Officers Loan                                             50,000      50,000
    Deferred Tax Liability                                    40,583      52,853
                                                           ---------   ---------
             TOTAL LONG-TERM LIABILITIES                      90,583     102,853
                                                           ---------   ---------

             TOTAL LIABILITIES                               461,941     487,357
                                                           ---------   ---------

STOCKHOLDERS EQUITY

COMMON STOCK

    Authorized:  20,000 Shares, $0.50 Par Value
    Issued:  17,400 Shares                                     8,700       8,700

ADDITIONAL PAID-IN CAPITAL                                       900         900

RETAINED EARNINGS                                            618,769     515,735

ACCUMULATED OTHER COMPREHENSIVE INCOME                        53,377      70,991
                                                           ---------   ---------

             SUB-TOTAL                                       681,746     596,326
                                                           ---------   ---------

LESS:  TREASURY STOCK, 2,543 SHARES, AT COST                  53,161      53,161
                                                           ---------   ---------

             TOTAL STOCKHOLDERS EQUITY                       628,585     543,165
                                                           ---------   ---------

             TOTAL LIABILITIES AND STOCKHOLDERS EQUITY    $1,090,526  $1,030,522
                                                           =========   =========


                             SEE ACCOMPANYING NOTES

                           VIDEOLEARNING SYSTEMS, INC.
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME

--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                                  JUNE 30,
                                                             2000        1999
                                                          ----------  ----------

SALES                                                     $2,666,301  $2,441,950

COST OF SALES                                              1,554,084   1,418,399
                                                           ---------   ---------

             GROSS PROFIT                                  1,112,217   1,023,551

SELLING AND ADMINISTRATIVE EXPENSES                          989,463     948,956
                                                           ---------   ---------

             OPERATING INCOME                                122,754      74,595

OTHER INCOME                                                  15,857      25,494
                                                           ---------   ---------

             INCOME BEFORE INCOME TAXES                      138,611     100,089

INCOME TAX EXPENSE                                            35,577      37,493
                                                           ---------   ---------

             NET INCOME                                      103,034      62,596

OTHER COMPREHENSIVE INCOME
    Unrealized Gain (Loss) On Marketable Securities,
      Net Of Deferred Income Taxes                           (17,614)     11,186
                                                           ---------    --------

             NET COMPREHENSIVE INCOME                     $   85,420   $  73,782
                                                           =========    ========


                             SEE ACCOMPANYING NOTES

                           VIDEOLEARNING SYSTEMS, INC.
                        STATEMENT OF STOCKHOLDERS EQUITY
                       YEARS ENDED JUNE 30, 2000 AND 1999

--------------------------------------------------------------------------------

                                                                      ACCUMULATED
                                          ADDITIONAL                     OTHER
                                COMMON     PAID-IN        RETAINED    COMPREHENSIVE   TREASURY
                                STOCK      CAPITAL        EARNINGS       INCOME         STOCK         TOTAL
                                ------    ----------      --------      ---------      --------      --------

BALANCE, JULY 1, 1998
(AS PREVIOUSLY STATED)
                             $   9,500      $     100     $ 514,156      $    --        $  53,161     $ 470,595


 Prior Period
  Adjustment                      (800)           800       (61,017)        59,805           --          (1,212)
                             ---------      ---------     ---------      ---------      ---------     ---------


BALANCE, JULY 1, 1998,
  AS RESTATED                    8,700            900       453,139         59,805         53,161       469,383

  Net Income                      --             --          62,596           --             --          62,596

 Increase In Unreal-
  ized Gain On Market-
  able Securities, Net
  Of Tax                          --             --            --           11,186           --          11,186
                             ---------      ---------     ---------      ---------      ---------     ---------

BALANCE, JUNE 30, 1999
                                 8,700            900       515,735         70,991         53,161       543,165

  Net Income                      --             --         103,034           --             --         103,034

  Decrease In Unreal-
   ized Gain On Marketa-
   ble Securities, Net
   Of Tax                         --             --            --          (17,614)          --         (17,614)
                             ---------      ---------     ---------      ---------      ---------     ---------
BALANCE, JUNE 30, 2000
                             $   8,700      $     900     $ 618,769      $  53,377      $  53,161     $ 628,585
                             =========      =========     =========      =========      =========     =========


                             SEE ACCOMPANYING NOTES

                           VIDEOLEARNING SYSTEMS, INC.
                             STATEMENT OF CASH FLOWS

--------------------------------------------------------------------------------

                                                                      YEAR ENDED
                                                                        JUNE 30,
                                                                   2000        1999
                                                               ----------  ----------

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
    Net Income                                                 $  103,034  $   62,596
    Adjustments To Reconcile Net Income To Net
      Cash Provided By Operating Activities:
        Depreciation                                               15,184      18,423
        Deferred Taxes                                              2,623      15,844
        Decrease (Increase) In Accounts Receivable                 47,022     (26,827)
        Decrease (Increase) In Inventories                            638      (7,199)
        Decrease (Increase) In Prepaid Expenses                    (4,963)     (4,039)
        Increase (Decrease) In Accounts Payable                   (79,382)     73,740
        Increase (Decrease) In Sales Tax And Unearned Income          380        (233)
        Increase (Decrease) In Accrued Expenses                    58,459     (89,833)
        Increase (Decrease) In Income Taxes Payable                 7,397      21,249
                                                                ---------   ---------
             Total Adjustments                                     47,358       1,125
                                                                ---------   ---------

             NET CASH PROVIDED BY OPERATING ACTIVITIES            150,392      63,721
                                                                ---------   ---------

CASH FLOWS APPLIED TO INVESTING ACTIVITIES
    Acquisition Of Fixed Assets                                    (5,976)     (1,084)
    Purchase Of Marketable Securities                             (80,738)    (15,127)
                                                                ---------   ---------

             NET CASH APPLIED TO INVESTING ACTIVITIES             (86,714)    (16,211)
                                                                ---------   ---------

             NET INCREASE IN CASH                                  63,678      47,510


CASH AT BEGINNING OF YEAR                                         132,234      84,724
                                                                ---------   ---------

CASH AT END OF YEAR                                            $  195,912  $  132,234
                                                                =========   =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
    Cash Paid During The Year For Interest                     $    4,800  $    4,924
    Cash Paid During The Year For Income Taxes                 $      449  $      587


                             SEE ACCOMPANYING NOTES

                           VIDEOLEARNING SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2000 AND 1999

--------------------------------------------------------------------------------


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Business Description

         The Company engages in the distribution of a range of training media from producers and publishers, plus offers objective guidance in selection of programs for management, leadership, change, supervision, customer service, harassment, diversity, and other employee development topics from facilities in Bryn Mawr, Pennsylvania. The customer base is generally located in North America.

         Cash

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

         Accounts Receivable

         Accounts receivable have been adjusted for all known uncollectible accounts. Management considers all accounts at year end to be collectible.

         Properties

         Properties are stated at cost. Major expenditures for property and those which substantially increase useful lives are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and resulting gains or losses are included in income.

         Depreciation

         Property and equipment are carried at cost. Depreciation is charged using straight-line over the estimated useful lives of the assets.

         Inventory

         The inventory is priced at cost using the first-in, first-out method.

         Use Of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         Advertising

         The Company expenses advertising costs as incurred. Advertising expense was $5,407 and $4,758 for the years ended June 30, 2000 and 1999, respectively.

                           VIDEOLEARNING SYSTEMS, INC.

                             JUNE 30, 2000 AND 1999

--------------------------------------------------------------------------------


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

         Income Taxes

         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (FAS) No. 109, "Accounting for Income Taxes," which requires the use of the liability method of accounting for income taxes. Accordingly, deferred tax liabilities and assets are determined based upon the differences between the financial statements and tax basis of assets and liabilities, using enacted rates in effect for the year in which the differences are expected to reverse. Current income taxes are based upon the year's taxable income for Federal and State income tax reporting purposes.

         Deferred income taxes are provided for differences in basis for assets and liabilities for financial reporting and tax purposes. For the years ended June 30, 2000 and 1999, these differences resulted from differences in recording depreciation, accrued expenses and unrealized gains on marketable securities.

NOTE B - LEASES

         The Company leases its offices under a five year lease commencing April 1, 1996. The base rent was $4,000 per month and increases by 3% compounded per annum throughout the term of the lease. The lessee also pays sewer and water, plus one-half of any increase in real estate taxes on the base year 1996.

         The approximate minimum future annual rentals (full year amounts) under this lease are as follows:

                                                              2000      1999
                                                             -------   -------

                   June 30, 2000                            $   -     $ 53,300
                   June 30, 2001                              54,900    54,900
                   June 30, 2002                              56,500    56,500
                                                             -------   -------

                             TOTAL                          $111,400  $164,700
                                                             =======   =======

NOTE C - OFFICERS LOAN

         The president of the Company has advanced $50,000 to the Company for working capital at 9% interest payable monthly. Principal is due thirteen months after written demand. Interest expense was $4,800 and $4,924 for the years ended June 30, 2000 and 1999, respectively.

NOTE D - MARKETABLE SECURITIES

         The Company records unrealized gains and losses on marketable securities available for sale in the stockholders' equity section of its balance sheet as "accumulated other comprehensive income." Costs represents tax basis.

                           VIDEOLEARNING SYSTEMS, INC.

                             JUNE 30, 2000 AND 1999

--------------------------------------------------------------------------------


NOTE D - MARKETABLE SECURITIES - CONTINUED
                                                                 JUNE 30,
                                                              2000      1999
                                                             -------   -------

                   Fair Value                               $444,848  $393,762
                   Cost                                      354,987   274,249
                                                             -------   -------
                        Gross Unrealized Gain                 89,861   119,513
                   Deferred Tax                               36,484    48,522
                                                             -------   -------

                        NET UNREALIZED GAIN                 $ 53,377  $ 70,991
                                                             =======   =======

NOTE E - RETIREMENT PLAN

         The Company has a savings incentive matching plan for employees who earn at least $5,000. The Company will contribute to each eligible employee a matching contribution of the employee up to a limit of 3% of the employee's compensation for the year. Contributions were $10,227 and $9,999 for the years ended June 30, 2000 and 1999, respectively.

NOTE F - CONCENTRATION OF CREDIT RISKS

         The Company maintains cash accounts in banks which may, at any point in time, have amounts on deposit in excess of federally insured limits.

NOTE G - COMPREHENSIVE INCOME

         During the years ended June 30, 2000 and 1999, the Company held securities classified as available for sale which have unrealized gains (losses) of $(17,614) and $11,186, respectively. The before tax and after tax amounts, as well as the tax (expense) benefit is summarized below.

                                   2000                           1999
                        ---------------------------    ----------------------------
                                    TAX                            TAX
                        BEFORE   (EXPENSE)   AFTER     BEFORE   (EXPENSE)   AFTER
                          TAX     BENEFIT     TAX        TAX     BENEFIT     TAX
                        ------   ---------   ------    -------  ---------   -------
 Unrealized Holding
  Gains (Losses)      $(29,652)  $  12,038 $(17,614)   $18,831  $ (7,645)  $11,186
                       =======    ========  =======     ======   =======    ======

NOTE H - INCOME TAXES

         Income Tax Expense

         Income tax expense consists of the following at June 30, 2000 and 1999:

                                                                  JUNE 30,
                                                               2000      1999
                                                              -------   -------

                   Current                                   $ 32,953  $ 21,649
                   Deferred                                     2,624    15,844
                                                              -------   -------
                             TOTAL INCOME TAX EXPENSE        $ 35,577  $ 37,493
                                                              =======   =======

                           VIDEOLEARNING SYSTEMS, INC.

                             JUNE 30, 2000 AND 1999

--------------------------------------------------------------------------------


NOTE H - INCOME TAXES - CONTINUED

         Deferred Income Taxes

              Deferred income taxes are a result of timing differences between book and taxable incomes. The major timing differences for deferred income taxes payable as of June 30, 2000 and 1999 are scheduled as follows:

                                                                  JUNE 30,
                                                               2000      1999
                                                              -------   -------

                   Depreciation                              $ 10,095  $ 10,668
                   Inventory                                   (9,807)   (9,320)
                   Accrued Expenses                           (19,449)  (26,968)
                                                              -------   -------
                        Sub-Total                             (19,161)  (25,620)
                   Blended Federal And State Rates            X 40.6%   X 40.6%
                                                              -------   ------
                        Sub-Total                              (7,779)  (10,402)
                                                              -------   -------
                   Deferred Tax On Unrealized Gains On

                     Marketable Securities                     36,484    48,522
                                                              -------   -------

                        DEFERRED INCOME TAX LIABILITY (NET)  $ 28,705  $ 38,120
                                                              =======   =======

         These amounts have been presented in the Company's financial statements as follows:

                                                                  JUNE 30,
                                                               2000      1999
                                                              -------   -------

                   Current Deferred Tax Asset                $(11,878) $(14,733)
                   Noncurrent Deferred Tax Liability           40,583    52,853
                                                              -------   -------

                        NET DEFERRED TAX LIABILITY           $ 28,705  $ 38,120
                                                              =======   =======

NOTE I - PRIOR PERIOD ADJUSTMENT

         Certain errors regarding common stock, additional paid-in capital, accumulated depreciation, accrued expenses, inventory, accumulated other comprehensive income and the related income tax and deferred income tax expense, as reported in the Company's previously issued financial statements, were corrected. The June 30, 2000 and 1999 financial statements have been restated to correct these errors.

NOTE J - SUBSEQUENT EVENTS

         Effective January 1, 2001, the Company entered into a Plan of Merger and Plan of Reorganization. As a result, the Company becomes a wholly owned subsidiary of LearnCom, Inc. with the shareholder of the Company receiving shares based on a formula of LearnCom, Inc.

PRESIDENT AND BOARD OF DIRECTORS
VIDEOLEARNING SYSTEMS, INC.
Bryn Mawr, Pennsylvania

          We have compiled the accompanying balance sheet of Videolearning Systems, Inc. as of December 31, 2000, the related statements of income and comprehensive income, changes in stockholders equity and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

          A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

                                                /s/ Faw, Casson & Co., LLP

Dover, Delaware
February 21, 2001

                           VIDEOLEARNING SYSTEMS, INC.
                             UNAUDITED BALANCE SHEET
                                DECEMBER 31, 2000

--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS

    Cash                                                  $  151,613
    Accounts Receivable                                      377,044
    Inventory                                                 54,174
    Prepaid Expenses                                           9,614
    Deferred Tax Asset                                         7,837
                                                           ---------

             TOTAL CURRENT ASSETS                            600,282
                                                           ---------


PROPERTIES, AT COST
    Furniture, Fixtures And Equipment                        205,463
    Less:  Accumulated Depreciation                          190,023
                                                           ---------

             TOTAL COST LESS ACCUMULATED DEPRECIATION         15,440
                                                           ---------


OTHER ASSETS

    Marketable Securities                                    598,170
                                                           ---------


             TOTAL ASSETS                                 $1,213,892
                                                           =========

                           VIDEOLEARNING SYSTEMS, INC.
                             UNAUDITED BALANCE SHEET
                                DECEMBER 31, 2000

--------------------------------------------------------------------------------

LIABILITIES
CURRENT LIABILITIES
    Accounts Payable                                      $  179,498
    Accrued Expense                                          125,126
    Sales Tax Payable                                          1,261
    Unearned Income                                           12,721
    Income Taxes Payable                                      65,171
                                                           ---------
             TOTAL CURRENT LIABILITIES                       383,777
                                                           ---------

LONG-TERM LIABILITIES
    Officers Loan                                             50,000
    Deferred Tax Liability                                    55,675
                                                           ---------
             TOTAL LONG-TERM LIABILITIES                     105,675
                                                           ---------

             TOTAL LIABILITIES                               498,452
                                                           ---------

STOCKHOLDERS EQUITY

COMMON STOCK
    Authorized:  20,000 Shares, $0.50 Par Value
    Issued:  17,400 Shares                                     8,700

ADDITIONAL PAID-IN CAPITAL                                       900

RETAINED EARNINGS                                            691,623

ACCUMULATED OTHER COMPREHENSIVE INCOME                        76,378
                                                           ---------

             SUB-TOTAL                                       777,601
                                                           ---------

LESS:  TREASURY STOCK, 2,543 SHARES, AT COST                  53,161
                                                           ---------

             TOTAL STOCKHOLDERS EQUITY                       724,440
                                                           ---------

             TOTAL LIABILITIES AND STOCKHOLDERS EQUITY    $1,213,892
                                                           =========

                           VIDEOLEARNING SYSTEMS, INC.
             UNAUDITED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2000

--------------------------------------------------------------------------------

SALES                                                     $1,380,876

COST OF SALES                                                752,444
                                                           ---------

             GROSS PROFIT                                    628,432

SELLING AND ADMINISTRATIVE EXPENSES                          525,157
                                                           ---------

             OPERATING INCOME                                103,275

OTHER INCOME                                                  16,005
                                                           ---------

             INCOME BEFORE INCOME TAXES                      119,280

INCOME TAX EXPENSE                                            46,426
                                                           ---------

             NET INCOME                                       72,854

OTHER COMPREHENSIVE INCOME
    Unrealized Gain On Marketable Securities,
      Net Of Deferred Income Taxes                            23,001
                                                           ---------

             NET COMPREHENSIVE INCOME                     $   95,855
                                                           =========

                           VIDEOLEARNING SYSTEMS, INC.
                   UNAUDITED STATEMENT OF STOCKHOLDERS EQUITY
                       SIX MONTHS ENDED DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                                      ACCUMULATED
                                           ADDITIONAL                    OTHER
                                COMMON      PAID-IN      RETAINED     COMPREHENSIVE   TREASURY
                                STOCK       CAPITAL      EARNINGS        INCOME         STOCK         TOTAL
                                ------     ----------    --------     -------------    --------      --------
BALANCE, JULY 1, 2000,         $  8,700     $    900     $618,769     $ 53,377         $  53,161     $628,585

  Net Income                       --           --         72,854         --                --         72,854

  Increase In Unreal-
   ized Gain On Marketa-
   ble Securities, Net
   Of Tax                          --           --           --         23,001              --         23,001
                               --------     --------     --------     --------         ---------     --------
BALANCE, DECEMBER 31, 2000     $  8,700     $    900     $691,623     $ 76,378         $  53,161     $724,440
                               ========     ========     ========     ========         =========     ========


                           VIDEOLEARNING SYSTEMS, INC.
                        UNAUDITED STATEMENT OF CASH FLOWS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2000

--------------------------------------------------------------------------------


CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
    Net Income                                                 $   72,854
    Adjustments To Reconcile Net Income To Net
      Cash Provided By Operating Activities:
        Depreciation                                                6,408
        Deferred Taxes                                              3,412
        Decrease (Increase) In Accounts Receivable                (57,995)
        Decrease (Increase) In Inventories                          9,263
        Decrease (Increase) In Prepaid Expenses                    25,485
        Increase (Decrease) In Accounts Payable                    53,030
        Increase (Decrease) In Sales Tax And Unearned Income       11,147
        Increase (Decrease) In Accrued Expenses                   (82,284)
        Increase (Decrease) In Income Taxes Payable                30,526
                                                                ---------
             Total Adjustments                                     (1,008)
                                                                ---------

             NET CASH PROVIDED BY OPERATING ACTIVITIES             71,846
                                                                ---------

CASH FLOWS APPLIED TO INVESTING ACTIVITIES
    Acquisition Of Fixed Assets                                    (1,545)
    Purchase Of Marketable Securities                            (114,600)
                                                                ---------

             NET CASH APPLIED TO INVESTING ACTIVITIES            (116,145)
                                                                ---------

             NET DECREASE IN CASH                                 (44,299)

CASH AT BEGINNING OF PERIOD                                       195,912
                                                                ---------

CASH AT END OF PERIOD                                          $  151,613
                                                                =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
    Cash Paid During The Period For Interest                   $    2,419
    Cash Paid During The Period For Income Taxes               $   37,496

                           VIDEOLEARNING SYSTEMS, INC.
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

--------------------------------------------------------------------------------


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Business Description

         The Company engages in the distribution of a range of training media from producers and publishers, plus offers objective guidance in selection of programs for management, leadership, change, supervision, customer service, harassment, diversity, and other employee development topics from facilities in Bryn Mawr, Pennsylvania. The customer base is generally located in North America.

         Cash

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

         Accounts Receivable

         Accounts receivable have been adjusted for all known uncollectible accounts. Management considers all accounts at year end to be collectible.

         Properties

         Properties are stated at cost. Major expenditures for property and those which substantially increase useful lives are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and resulting gains or losses are included in income.

         Depreciation

         Property and equipment are carried at cost. Depreciation is charged using straight-line over the estimated useful lives of the assets.

         Inventory

         The inventory is priced at cost using the first-in, first-out method.

         Use Of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         Advertising

         The Company expenses advertising costs as incurred. Advertising expense was $7,953 for the six months ended December 31, 2000.

                           VIDEOLEARNING SYSTEMS, INC.

                                DECEMBER 31, 2000

--------------------------------------------------------------------------------


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

         Income Taxes

         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (FAS) No. 109, "Accounting for Income Taxes," which requires the use of the liability method of accounting for income taxes. Accordingly, deferred tax liabilities and assets are determined based upon the differences between the financial statements and tax basis of assets and liabilities, using enacted rates in effect for the year in which the differences are expected to reverse. Current income taxes are based upon the year's taxable income for Federal and State income tax reporting purposes.

         Deferred income taxes are provided for differences in basis for assets and liabilities for financial reporting and tax purposes. For the six months ended December 31, 2000, these differences resulted from differences in recording depreciation, accrued expenses and unrealized gains on marketable securities.

NOTE B - LEASES

         The Company leases its offices under a five year lease commencing April 1, 1996. The base rent was $4,000 per month and increases by 3% compounded per annum throughout the term of the lease. The lessee also pays sewer and water, plus one-half of any increase in real estate taxes on the base year 1996. This lease has been extended until March 31, 2004 with the minimum annual rent being set at $55,645 effective April 1, 2001.

         The approximate minimum future annual rentals (full year amounts) under this lease are as follows:

                   December 31, 2001                        $ 55,443
                   December 31, 2002                          56,896
                   December 31, 2003                          58,603
                   December 31, 2004                          14,758
                                                            --------
                             TOTAL                          $185,700
                                                            ========

NOTE C - OFFICERS LOAN

         The president of the Company has advanced $50,000 to the Company for working capital at 9% interest payable monthly. Principal is due thirteen months after written demand. Interest expense was $2,419 for the six months ended December 31, 2000.

NOTE D - MARKETABLE SECURITIES

         The Company records unrealized gains and losses on marketable securities available for sale in the stockholders' equity section of its balance sheet as "accumulated other comprehensive income." Costs represents tax basis.

                           VIDEOLEARNING SYSTEMS, INC.

                                DECEMBER 31, 2000

--------------------------------------------------------------------------------


NOTE D - MARKETABLE SECURITIES - CONTINUED

                   Fair Value                               $598,170
                   Cost                                      469,587
                                                            --------
                        Gross Unrealized Gain                128,583
                   Deferred Tax                               52,205
                                                            --------
                        NET UNREALIZED GAIN                 $ 76,378
                                                            ========

NOTE E - RETIREMENT PLAN

         The Company has a savings incentive matching plan for employees who earn at least $5,000. The Company will contribute to each eligible employee a matching contribution of the employee up to a limit of 3% of the employee's compensation for the year. Contributions were $5,499 for the six months ended December 31, 2000.

NOTE F - CONCENTRATION OF CREDIT RISKS

         The Company maintains cash accounts in banks which may, at any point in time, have amounts on deposit in excess of federally insured limits.

NOTE G - COMPREHENSIVE INCOME

         During the six months ended December 31, 2000, the Company held securities classified as available for sale which have unrealized gains of $23,001. The before tax and after tax amounts, as well as the tax (expense) benefit is summarized below.

                                                              TAX
                                                   BEFORE   (EXPENSE)     AFTER
                                                    TAX      BENEFIT       TAX
                                                 --------   ---------   --------

         Unrealized Holding Gains                $ 38,722   $ (15,721)  $ 23,001
                                                  =======    ========    =======

NOTE H - INCOME TAXES

         Income Tax Expense

         Income tax expense consists of the following at December 31, 2000:

                   Current                                   $ 43,026
                   Deferred                                     3,400
                                                              -------
                             TOTAL INCOME TAX EXPENSE        $ 46,426
                                                              =======

                           VIDEOLEARNING SYSTEMS, INC.

                                DECEMBER 31, 2000

--------------------------------------------------------------------------------


NOTE H - INCOME TAXES - CONTINUED

         Deferred Income Taxes

         Deferred income taxes are a result of timing differences between book and taxable incomes. The major timing differences for deferred income taxes payable as of December 31, 2000 are scheduled as follows:

                   Depreciation                              $  8,547
                   Inventory                                   (9,807)
                   Accrued Expenses                            (9,496)
                                                              -------
                        Sub-Total                             (10,756)
                   Blended Federal And State Rates            X 40.6%
                                                              -------
                        Sub-Total                              (4,367)
                                                              -------
                   Deferred Tax On Unrealized Gains On
                     Marketable Securities                     52,205
                                                              -------

                        DEFERRED INCOME TAX LIABILITY (NET)  $ 47,838
                                                              =======

         These amounts have been presented in the Company's financial statements as follows:



                   Current Deferred Tax Asset                $ (7,837)
                   Noncurrent Deferred Tax Liability           55,675
                                                              -------

                        NET DEFERRED TAX LIABILITY           $ 47,838
                                                              =======

NOTE J - SUBSEQUENT EVENTS

         Effective January 1, 2001, the Company entered into a Plan of Merger and Plan of Reorganization. As a result, the Company becomes a wholly owned subsidiary of LearnCom, Inc. with the shareholder of the Company receiving shares based on a formula of LearnCom, Inc.

                         LEARNCOM, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                DECEMBER 31, 2000

LEARNCOM, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2000

                                                                      Pro Forma
                                                    Historical       Adjustments       Pro Forma
                                                  ---------------  ----------------  ---------------
ASSETS

Current assets

     Cash and cash equivalents                    $      257,108                     $      257,108
     Accounts receivable, net of allowance               802,454                            802,454
     Inventory                                           399,947                            399,947
     Prepaid expenses and other current assets           202,529   b       (39,451)         163,078
                                                    -------------                      -------------
     Total current assets                              1,662,038                          1,622,587
                                                    -------------                      -------------

Furniture, fixtures and office equipment, net
     of accumulated depreciation                         385,549                            385,549
                                                    -------------                      -------------

Other assets:
     Goodwill                                                  -   c       391,389          391,389
     Marketable securities                               598,170   a      (533,000)          65,170
     Publishing rights and masters, net of                     -                                  -
        accumulated amortization                       1,543,399                          1,543,399
     Deferred financing costs                            191,667                            191,667
     Deposits                                             13,304                             13,304
                                                    -------------                      -------------
     Total other assets                                2,346,540                          2,204,929
                                                    -------------                      -------------
     Total assets                                 $    4,394,127                     $    4,213,065
                                                    =============                      =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities

     Accounts payable                             $      783,287                     $      783,287
     Accrued expenses                                    467,924                            467,924
     Other current liabilities                            79,153                             79,153
     Revolving line of credit                            450,000                            450,000
     Note payable - employee                             108,296                            108,296
     Note payable - related party                         50,000                             50,000
     Bridge loan payable - related party                 350,000                            350,000
     Current portion notes payable                       857,500                            857,500
                                                    -------------                      -------------
     Total current liabilities                         3,146,160                          3,146,160
                                                    -------------                      -------------

Long term liabilities

     Loan payable - officer                               50,000   a        67,000          117,000
     Deferred tax liability                               55,675                             55,675
     Purchase consideration payable, net of
        current portion                                  125,000                            125,000
                                                    -------------                      -------------
     Total long term liabilities                         230,675                            230,675
                                                    -------------                      -------------

Shareholders' equity

     Common stock                                        769,325   a        17,967          787,292
     Treasury stock                                      (53,161)  a       426,494          373,333
     Additional paid in capital                          374,775   a          (900)         373,875
     Accumulated other comprehensive income               76,378                             76,378
     Accumulated deficit                                (150,025)  a      (691,623)        (841,648)
                                                    -------------                      -------------
     Total shareholders' equity                        1,017,292                            769,230
                                                    -------------                      -------------
     Total liabilities and shareholders' equity   $    4,394,127                     $    4,213,065
                                                    =============                      =============

                         LEARNCOM, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000


                                                             Pro Forma
                                          Historical        Adjustments         Pro Forma
                                       -----------------  -----------------  -----------------

Net sales                              $      6,945,135                      $      6,945,135
Cost of sales                                 3,304,002                             3,304,002
                                         ---------------                       ---------------

     Gross profit                             3,641,133                             3,641,133
                                         ---------------                       ---------------

Selling, marketing, general and
     administrative expenses                  4,504,686   e         26,093          4,530,779
Transaction related expenses                          -                                     -
                                         ---------------                       ---------------

Operating income (loss)                        (863,553)                             (889,646)
                                         ---------------                       ---------------

Other income (expenses)
     Interest expense                          (195,193)  d         (6,700)          (201,893)
     Other income (expense), net                157,678                               157,678
                                         ---------------                       ---------------

     Total other income (expenses)              (37,515)                              (44,215)
                                         ---------------                       ---------------

Income (loss) before taxes and
     extraordinary item                        (901,068)                             (933,861)

Income tax provision                             97,540   f        (97,540)                 -
                                         ---------------                       ---------------

Loss from continuing
     operations                                (998,608)                             (933,861)

Extraordinary item,
     net of tax                                 457,321                               457,321
                                         ---------------                       ---------------

Net loss                               $       (541,287)                     $       (476,540)
                                         ===============                       ===============

                         LEARNCOM, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET ADJUSTMENTS:

The unaudited pro forma condensed consolidated balance sheet assumes that the acquisition of Video Learning Systems, Inc. (VLSI) by the Company and related transactions, including the issuance of the Company's common stock and debt incurred to consummate the acquisition occurred as of December 31, 2000. Assumptions and adjustments included in the unaudited pro forma condensed balance sheet are summarized as follows:

         (a) Issuance of 26,666,667 shares of the Company's common stock, cash payment of $533,000 and a note payable to Homer H. Hewitt, III in the amount of $67,000 in exchange for 100% of the outstanding common stock of VLSI.

         (b)  Capitalize acquisition costs.

         (c)  Record purchased goodwill.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS:

The unaudited pro forma condensed combined statement of operations assumes that the acquisition of VLSI occurred as of January 1, 2000. All significant pro forma adjustments related to the acquisition of VLSI are described below. VLSI's fiscal year end is June 30, which differs from that of the Company's. The statement of operations of VLSI has been updated to reflect the twelve-month period from January 1, 2000 to December 31, 2000 by adding and subtracting the appropriate interim periods. This updated period corresponds to the December 31 fiscal year end of the Company.

Assumptions and adjustments included in the unaudited pro forma condensed statement of operations are summarized as follows:

         (d)  Interest expense on debt associated with the acquisition.

         (e)  Amortization of goodwill.

         (f) Adjustment to income taxes based on a consolidated income tax return.

In future public filings, historical results will be reclassified from those previously filed to reflect results the acquisition of VLSI in accordance with Accounting Principles Board Opinion No. 16. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transactions reflected therein been consummated as of the dates indicated, or of the results of operations or financial positions for any future periods or dates.